UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)     June 23, 2008
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                 Dynasil Corporation of America
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  (Exact name of registrant as specified in its charter)

     New Jersey                   000-27503         22-1734088
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(State or other                   (Commission     (IRS Employer
jurisdiction of incorporation)    File Number)  Identification No.)


            385 Cooper Road, West Berlin, New Jersey 08091
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         (Address of principal executive offices)   (ZIP Code)

Registrant's telephone number, including area code:  (856)-767-4600

                           Not Applicable
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     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Section 1 - Registrant's Business and Operations

Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

       On June 23, 2008, the Registrant, Dynasil Corporation of America ("Dynasil"), entered into an arrangement whereby Gene Talerico, of New York, NY agreed to become the Dynasil Corporate Controller. Mr. Talerico will be responsible for the company's SEC and internal financial reporting, as well as integration and consolidation of the company's accounting systems.

      Mr. Talerico's business background includes serving as an independent consultant for various clients in New York City for the past two years. Prior to that, he worked for two years at BT Radianz, Inc., a telecommunications firm in New York City during a transition when the company was being bought by British Telecom. Prior to that, for five years he was the chief financial officer of Warren International, Inc. an executive recruiting firm in New York City. He has experience in accounting system conversions as well as prior SEC reporting experience at Jayark Corporation. In the early part of his career, Mr. Talerico was accounting manager at Dovatron International, Inc., a large electronics manufacturing firm. He earned his MBA in finance from SUNY Binghamton and a BS in Accounting from the University of Scranton.

In   connection   with  his  appointment  as   a   Corporate
Controller, Mr. Talerico will initially be paid $97,000 annually plus a 12.5% of the Core bonus pool, payable either in cash or company stock. He will also receive a standard benefits package. He has been granted stock options for 30,000 shares which will vest over a two year period with a three year term at an exercise price of $2.89 per share. Mr. Talerico also will be eligible to receive option grants at the discretion of the Board of Directors.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

(c)  Exhibits

   None.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DYNASIL CORPORATION OF AMERICA
                                   (Registrant)

Date:                         By
                               Craig T. Dunham
                               President